      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 2001

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                          5812                    58-2350980
  (State or other jurisdiction          (Primary Standard          (I.R.S. Employer
of incorporation or organization)          Industrial            Identification No.)
                                   Classification Code Number)

                               1114 FIRST AVENUE
                               NEW YORK, NY 10021
                                 (212) 838-2061
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ALAN N. STILLMAN
                            CHIEF EXECUTIVE OFFICER
                               1114 FIRST AVENUE
                               NEW YORK, NY 10021
                                 (212) 838-2061
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

      DAVID P. KREISLER, ESQUIRE                MARIE CENSOPLANO, ESQUIRE
      Hutchins, Wheeler & Dittmar         Paul, Hastings, Janofsky & Walker LLP
      A Professional Corporation                     399 Park Avenue
          101 Federal Street                       New York, NY 10022
           Boston, MA 02110                          (212) 318-6000
            (617) 951-6600                           (212) 318-6000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-57518

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / / 333-

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                               PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                              AMOUNT TO         AGGREGATE PRICE         AGGREGATE            AMOUNT OF
   TITLE OF SHARES TO BE REGISTERED         BE REGISTERED         PER UNIT(1)        OFFERING PRICE      REGISTRATION FEE
COMMON STOCK, PAR VALUE $0.01 PER
  SHARE................................        287,500               $8.50             $2,443,750              $611

(1) Estimated solely for purpose of calculating the amount of the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Registration No. 333-57518) filed by The Smith & Wollensky Restaurant Group, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") on March 23, 2001, as amended by Amendment No. 1 to the Registration Statement on Form S-1 filed with the Commission on May 4, 2001 and by Amendment No. 2 to the Registration Statement on Form S-1 filed with the Commission on May 18, 2001 and by Amendment No. 3 to the Registration Statement on Form S-1 filed with the Commission on May 22, 2001 and by Amendment No. 4 to the Registration Statement on Form S-1 filed with the Commission on May 22, 2001, which was declared effective May 22, 2001, are incorporated herein by reference.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it, The Smith & Wollensky Restaurant Group, Inc. meets all of the requirements for filing on Form S-1 and has duly caused this registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on May 23, 2001.

                                          THE SMITH & WOLLENSKY RESTAURANT
                                            GROUP, INC.

                                          By:        /s/ Alan N. Stillman

                                             -----------------------------------
                                                      Alan N. Stillman,
                                                   CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----
                                                       Chairman of the Board, Chief
                /s/ ALAN N. STILLMAN                     Executive Officer and
     -------------------------------------------         Director (principal executive  May 23, 2001
                  Alan N. Stillman                       officer)

                          *
     -------------------------------------------       President, Chief Operating       May 23, 2001
                    James M. Dunn                        Officer and Director

                                                       Chief Financial Officer,
                                                         Executive Vice President of
                 /s/ ALAN M. MANDEL                      Finance, Secretary and
     -------------------------------------------         Treasurer (principal           May 23, 2001
                   Alan M. Mandel                        financial and accounting
                                                         officer)

                          *
     -------------------------------------------       Director                         May 23, 2001
                    Thomas H. Lee

                          *
     -------------------------------------------       Director                         May 23, 2001
                   C. Hunter Boll

                          *
     -------------------------------------------       Director                         May 23, 2001
                  Eugene I. Zuriff

                          *
     -------------------------------------------       Director                         May 23, 2001
                  Richard S. LeFrak

                          *
     -------------------------------------------       Director                         May 23, 2001
                    Jay M. Green

           *           /s/ ALAN M. MANDEL
     -------------------------------------------
                   Alan M. Mandel
                  ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

      EXHIBITS
         NO.                              DESCRIPTION OF DOCUMENTS
---------------------                     ------------------------
           1.1          Form of Underwriting Agreement, filed as Exhibit 1.1 to
                        Registrant's Registration Statement on Form S-1 (Reg. No.
                        333-57518) is incorporated herein by reference.

           3.1          Form of Amended and Restated Certificate of Incorporation of
                        the Registrant, filed as Exhibit 3.1 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is
                        incorporated herein by reference.

           3.2          Form of Amended and Restated Bylaws of the Registrant, filed as Exhibit 3.2 to Registrant's Registration Statement on
                        Form S-1 (Reg. No. 333-57518) is incorporated herein by
                        reference.

           5.1          Opinion of Hutchins, Wheeler & Dittmar, A Professional
                        Corporation is filed herewith.

          10.1          Lease by and between Holrod Associates and Thursday's Supper
                        Pub, Inc. assigned to Manhattan Ocean Club Associates, dated
                        August 31, 1983, including all amendments thereto, filed as
                        Exhibit 10.1 to Registrant's Registration Statement on Form
                        S-1 (Reg. No. 333-57518) is incorporated herein by
                        reference.

          10.2          Letter regarding amendment to lease by and between Holrod
                        Associates and Thursday's Supper Pub, Inc. assigned to
                        Manhattan Ocean Club Associates, dated April 27, 2001, filed as Exhibit 10.2 to Registrant's Registration Statement on
                        Form S-1 (Reg. No. 333-57518) is incorporated herein by
                        reference.

          10.3          Lease by and between Beekman Tenants Corporation and White
                        &Witkowsky, Inc., dated November 1, 1991, filed as Exhibit
                        10.3 to Registrant's Registration Statement on Form S-1
                        (Reg. No. 333-57518) is incorporated herein by reference.

          10.4          Lease by and between Rockefeller Center North, Inc. and
                        White & Witkowsky, Inc., dated June 21, 1988, filed as
                        Exhibit 10.4 to Registrant's Registration Statement on Form
                        S-1 (Reg. No. 333-57518) is incorporated herein by
                        reference.

          10.5          Lease by and between the City of Miami Beach and Specialty
                        Restaurants Corporation, dated February 8, 1985, including all addendums thereto, filed as Exhibit 10.5 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is
                        incorporated herein by reference.

          10.6          Lease by and between Marina City Hotel Enterprises, L.L.C.
                        and S&W Chicago, L.L.C., dated July 31, 1997, filed as
                        Exhibit 10.6 to Registrant's Registration Statement on Form
                        S-1 (Reg. No. 333-57518) is incorporated herein by
                        reference.

          10.7          Lease with an option to purchase by and between The Somphone
                        Limited Partnership and S&W of Las Vegas, L.L.C., dated
                        February 9, 1998, including amendments, guaranty and
                        exhibits thereto, filed as Exhibit 10.7 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is
                        incorporated herein by reference.

          10.8          Specific Assignment, Subordination and Attornment Agreement
                        by and among S&W D.C., L.L.C., 1112 Nineteenth Street
                        Associates and Aid Associates for Lutherans, dated September
                        18, 1998, filed as Exhibit 10.8 to Registrant's Registration
                        Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.9          Lease Agreement by and between 1112 Nineteenth Street
                        Associates and S&W D.C., L.L.C., dated July 8, 1998, including amendments, guaranty and exhibits thereto, filed as Exhibit 10.9 to Registrant's Registration Statement on
                        Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

      EXHIBITS
         NO.                              DESCRIPTION OF DOCUMENTS
---------------------                     ------------------------
          10.10         Lease Agreement by and between Pennsylvania Plaza Associates and M.O.C. of Miami, L.L.C., dated April 7, 1999, including exhibits thereto, filed as Exhibit 10.10 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is
                        incorporated herein by reference.

          10.11         Lease Agreement by and between The Rittenhouse Development
                        Company and S&W of Philadelphia, LLC, dated February 18,
                        2000, filed as Exhibit 10.11 to Registrant's Registration
                        Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.12 Lease Agreement by and between Saunstar Operating Co., LLC and S&W of Boston LLC, dated April 6, 2000, including amendments thereto, filed as Exhibit 10.12 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.13         Management Agreement by and between 37 East 50th Street
                        Corporation and Restaurant Group Management Services,
                        L.L.C., dated April 18, 1996, filed as Exhibit 10.13 to
                        Registrant's Registration Statement on Form S-1 (Reg. No.
                        333-57518) is incorporated herein by reference.

          10.14         Sale and License Agreement by and between St. James
                        Associates and The New York Restaurant Group, LLC, dated
                        August 16, 1996, filed as Exhibit 10.14 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.15         Letter Agreement by and between St. James Associates and the
                        Smith & Wollensky Restaurant Group, dated April 26, 2001,
                        filed as Exhibit 10.15 to Registrant's Registration
                        Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.16         First Amended and Restated Agreement of Limited Partnership
                        of St. James Associates, L.P., dated December 1, 1999, filed as Exhibit 10.16 to Registrant's Registration Statement on
                        Form S-1 (Reg. No. 333-57518) is incorporated herein by
                        reference.

          10.17         Management Agreement dated February 26, 1991, among
                        Stillman's First and Nabil Chartouni and Fouad Chartouni,
                        the owners of The Post House, including amendments thereto, filed as Exhibit 10.17 to Registrant's Registration
                        Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.18         Fourth Amendment to Restaurant Management Agreement by and
                        between Post Investors, L.P. and the New York Restaurant
                        Group, Inc., dated December 25, 2000, filed as Exhibit 10.18 to Registrant's Registration Statement on Form S-1 (Reg. No.
                        333-57518) is incorporated herein by reference.

          10.19         Letter Agreement by an between Post House Investors, L.P.
                        and the Smith & Wollensky Restaurant Group, Inc., dated
                        April 20, 2001, filed as Exhibit 10.19 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.20         Sub-management Agreement dated June 9, 1995 between Mrs.
                        Parks Management Company, L.L.C., our wholly owned subsidiary, and Doubletree Partners, the manager of the Doubletree Hotel, filed as Exhibit 10.20 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.21         Management Agreement dated September 7, 2000, between Plaza
                        Operating Partners, Ltd. and Parade 59 Restaurant, LLC,
                        filed as Exhibit 10.21 to Registrant's Registration
                        Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

      EXHIBITS
         NO.                              DESCRIPTION OF DOCUMENTS
---------------------                     ------------------------
          10.22         $15,000,000 Loan Agreement between The New York Restaurant
                        Group, Inc. and Fleet Bank, N.A., dated September 1, 1998, filed as Exhibit 10.22 to Registrant's Registration
                        Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.23         First Amendment to Loan Agreement among The New York
                        Restaurant Group, Inc. and Fleet Bank, N.A., dated June 8,
                        1999, filed as Exhibit 10.23 to Registrant's Registration
                        Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.24         Second Amendment to Loan Agreement among The New York
                        Restaurant Group, Inc. and Fleet Bank, N.A., dated June 29,
                        1999, filed as Exhibit 10.24 to Registrant's Registration
                        Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.25         Third Amendment to Loan Agreement among The Smith &
                        Wollensky Restaurant Group, Inc. and Fleet Bank, N.A., dated
                        February 29, 2000, filed as Exhibit 10.25 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is
                        incorporated herein by reference.

          10.26         Fourth Amendment to Loan Agreement among The Smith &
                        Wollensky Restaurant Group, Inc. and Fleet Bank, N.A., dated
                        March 23, 2001, filed as Exhibit 10.26 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is
                        incorporated herein by reference.

          10.27         $10,000,000 Senior Subordinated Note Purchase Agreement
                        between The New York Restaurant Group, Inc. and Magnetite
                        Asset Investors, L.L.C., dated June 29, 1999, filed as
                        Exhibit 10.27 to Registrant's Registration Statement on Form
                        S-1 (Reg. No. 333-57518) is incorporated herein by
                        reference.

          10.28         Waiver Agreement and First Amendment to Senior Subordinated
                        Note Purchase Agreement by and between The Smith & Wollensky
                        Restaurant Group, Inc. and Magnetite Asset Investors,
                        L.L.C., dated March 21, 2001, filed as Exhibit 10.28 to
                        Registrant's Registration Statement on Form S-1 (Reg. No.
                        333-57518) is incorporated herein by reference.

          10.29         Registration Rights Agreement by and among The New York
                        Restaurant Group, L.L.C., affiliates of the Thomas H. Lee
                        Company, certain affiliates of Alan N. Stillman, listed on
                        Schedule A thereto and certain holders of the Company's
                        Common Shares, dated January 1, 1996, filed as Exhibit 10.29 to Registrant's Registration Statement on Form S-1 (Reg. No.
                        333-57518) is incorporated herein by reference.

          10.30         Amended and Restated Shareholders' Agreement by and among
                        The New York Restaurant Group, Inc., Alan Stillman, Thomas
                        H. Lee Equity Partners, L.P., Thomas H. Lee Investors,
                        Limited Partnership and persons listed as shareholders on the counterpart signature pages thereto, dated as of April 27, 2001, filed as Exhibit 10.30 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.31         Amended and Restated Employment Agreement by and between The
                        Smith & Wollensky Restaurant Group, Inc. and Alan N.
                        Stillman, dated as of May 1, 2001, filed as Exhibit 10.31 to
                        Registrant's Registration Statement on Form S-1 (Reg. No.
                        333-57518) is incorporated herein by reference.

          10.32         Non-Competition Agreement by and between The Smith &
                        Wollensky Restaurant Group, Inc. and Alan N. Stillman, dated as of May 1, 2001, filed as Exhibit 10.32 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is
                        incorporated herein by reference.

      EXHIBITS
         NO.                              DESCRIPTION OF DOCUMENTS
---------------------                     ------------------------
          10.33         Executive Employment Agreement by and between The Smith &
                        Wollensky Restaurant Group, Inc. and James Dunn, dated as of
                        May 1, 2000, filed as Exhibit 10.33 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is
                        incorporated herein by reference.

          10.34         The Smith & Wollensky Restaurant Group, Inc. 1996 Stock
                        Option Plan (formerly known as The New York Restaurant
                        Group, L.L.C. 1995 Option Plan), filed as Exhibit 10.34 to
                        Registrant's Registration Statement on Form S-1 (Reg. No.
                        333-57518) is incorporated herein by reference.

          10.35         Amendment Number 1 to The Smith & Wollensky Restaurant
                        Group, Inc. 1996 Stock Option Plan (formerly known as The
                        New York Restaurant Group, L.L.C. 1995 Option Plan), filed as Exhibit 10.35 to Registrant's Registration Statement on
                        Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.36         The New York Restaurant Group, Inc. 1997 Stock Option Plan,
                        filed as Exhibit 10.36 to Registrant's Registration
                        Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.37         The Smith & Wollensky Restaurant Group, Inc. 2001 Stock
                        Incentive Plan, filed as Exhibit 10.37 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is incorporated herein by reference.

          10.38         The Smith & Wollensky Restaurant Group, Inc. 2001 Employee
                        Stock Purchase Plan, filed as Exhibit 10.38 to Registrant's
                        Registration Statement on Form S-1 (Reg. No. 333-57518) is
                        incorporated herein by reference.

          21.1 Subsidiaries of the Registrant, filed as Exhibit 21.1 to Registrant's Registration Statement on Form S-1 (Reg. No.
                        333-57518) is incorporated herein by reference.

          23.1          Consent of KPMG LLP is filed herewith.

          23.2          Consent of Hutchins, Wheeler & Dittmar, A Professional
                        Corporation (included in Exhibit 5.1 filed herewith).

          24.1          Power of Attorney incorporated by reference as included on page II-5 of Registrant's Registration Statement on Form S-1
                        (Reg. No. 333-57518).